UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2023 (February 27, 2023)

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Securities 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 27, 2023, Colgate-Palmolive Company (the “Company”) executed an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”) with regard to the issuance and sale by the Company of $500,000,000 aggregate principal amount of its 4.800% Senior Notes due 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of its 4.600% Senior Notes due 2028 (the “2028 Notes”) and $500,000,000 aggregate principal amount of its 4.600% Senior Notes due 2033 (the “2033 Notes” and, together with the 2026 Notes and the 2028 Notes, the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities.

The public offering of the Notes was made pursuant to the Company's automatic shelf registration statement on Form S-3, filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020 (File No. 333-249768), a base prospectus, dated October 30, 2022, and a prospectus supplement, dated February 27, 2023 and filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Notes were issued on March 1, 2023 under an Indenture (“Indenture”), dated as of November 15, 1992, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

The Underwriting Agreement, the Indenture, the form of the 2026 Notes, the form of the 2028 Notes and the form of the 2033 Notes are filed hereto as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 27, 2023, by and among Colgate-Palmolive Company, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of November 15, 1992, between Colgate-Palmolive Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 Registration Statement and Post-Effective Amendment No. 1 filed on June 26, 1992, Registration No. 33-48840)

4.2	Form of 4.800% Senior Notes due 2026

4.3	Form of 4.600% Senior Notes due 2028

4.4	Form of 4.600% Senior Notes due 2033

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: March 1, 2023	By:	/s/ Stanley J. Sutula III
	Name:	Stanley J. Sutula III
	Title:	Chief Financial Officer